Exhibit 10.2
                                     FORM OF
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT


         THIS SECOND AMENDED AND RESTATED LOAN AGREEMENT ("Agreement") is made and entered into effective as of October 31, 2000 (the "Effective Date") between
[             ], a limited liability company organized under the laws of the
State of Delaware (the "Borrower or "Tenant"), having its chief executive office
at 1215 Manor Drive, Mechanicsburg, Pennsylvania, 17055 and [             ], a
corporation organized under the laws of the [              ] (the "Lender"),
having an address of One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603.

                                R E C I T A L S:

         A. Lender has leased to Borrower certain real property pursuant to a Lease Agreement made between Lender and Borrower dated as of September 22, 1998, as amended by a First Amendment to Lease Agreement dated as of September 30, 1999 ("Lease").

         B. In connection with the Lease, Lender extended a loan ("Loan") to Financial Care Investors, LLC ("Original Borrower") pursuant to a Loan Agreement made between Lender and Original Borrower dated as of September 22, 1998, as amended by a First Amendment to Loan Agreement dated as of September 30, 1999 ("Loan Agreement".) At the time the Loan was extended, Original Borrower was the sole member of Tenant.

         C. Original Borrower has now assigned its membership interest in Tenant
to Balanced Care at [                  ], Inc. In connection with the
assignment, Tenant has agreed to assume responsibility for repayment of the Loan. Borrower has executed an Amended and Restated Note to evidence its obligation to repay the Loan. Lender and Borrower have agreed to amend and restate the Loan Agreement to reflect these changes.

         NOW, THEREFORE, in consideration of the mutual covenants and the premises contained herein, the parties, intending to be legally bound hereby, agree as follows:

                       ARTICLE 1: PURPOSE AND DEFINITIONS

1.1 Purpose. The purpose of this Agreement is to establish the Loan with Lender for the financing as set forth above.

1.2 Definitions. Except as otherwise expressly provided, [i] the terms defined in this section have the meanings assigned to them in this section and include the plural as well as the singular; [ii] all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as of the time applicable; and [iii] the words "herein", "hereof", and "hereunder" and similar words refer to this Agreement as a whole and not to any particular section.

         "Affiliate" means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Borrower. "Control" (and the correlative meanings of the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. "Affiliate" includes, without limitation, any corporation, partnership or limited liability company (now or hereafter existing) of which the equity interest is owned by any one or more Affiliates or by the members of Borrower.

         "Affiliate Loan" means each loan extended by Lender or any Lender Affiliate to an Affiliate.

         "Affiliate Obligation" means all indebtedness and obligations of Borrower and any Affiliate to Lender or any Lender Affiliate now existing or hereafter arising, including, without limitation, the Lease Documents, indebtedness evidenced by promissory notes, lease agreements, guaranties or otherwise and obligations under such indebtedness documents and all other documents executed by Borrower or any Affiliate in connection therewith, and any extensions, modifications, substitutions or renewals thereof.

         "Annual Financial Statements" means the unaudited balance sheet and statement of income of Borrower for the most recent fiscal year.

         "Balanced Care" means Balanced Care Corporation, a corporation organized under the laws of the State of Delaware.

         "Borrower" means Financial Care Investors of Lebanon, LLC, a limited liability company organized under the laws of the State of Delaware, its successors and permitted assigns.

         "Business Day" means any day which is not a Saturday or Sunday or a public holiday under the laws of the United States of America or the State of Ohio.

         "Closing" means the closing of the Loan.

         "Current Phase" has the meaning set forth in the Lease.

         "Disbursement Schedule" means the Disbursement Schedule attached hereto as Exhibit A setting forth Borrower's estimate of the dates and amounts of the disbursements required hereunder.

         "Disbursement Voucher" means Borrower's written request for a Loan Advance set forth on the form attached hereto as Exhibit B.

         "Effective Date" means the date of this Agreement.

         "Event of Default" has the meaning set forth in Section 7.1.

         "Facility" has the meaning set forth in the Lease.

         "Guarantor" means Balanced Care.

         "Lease" means the Lease Agreement between Lender and Tenant dated as of September 22, 1998, as amended by a First Amendment to Lease dated as of September 30, 1999, as further amended from time to time.

         "Lease Documents" means the Lease and all other documents executed by Tenant in connection with the Lease, each as amended from time to time.

         "Leased Property" has the meaning set forth in the Lease.

         "Lender" means [                  ], a corporation organized under the
laws of the [            ], its successors and assigns.

         "Lender Affiliate" means any person, corporation, partnership, limited liability company, trust or other legal entity that, directly or indirectly, controls or is controlled by, or is under common control with Lender. "Control" (and the correlative meanings of the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. "Lender Affiliate" includes without limitation, Health Care REIT, Inc., HCN BCC Holdings, Inc. and any affiliate of Health Care REIT, Inc.

         "Loan" means the loan by Lender to Borrower in the amount up to the Loan Amount.

         "Loan Amount" means [              ].

         "Loan Advance" means each advance of proceeds of the Loan.

         "Loan Commitment" means the term sheet for the Loan issued by Health Care REIT, Inc. dated as of September 22, 1998 and as amended from time to time.

         "Loan Documents" means [i] this Agreement; [ii] the Note; [iii] the Security Agreement between Tenant and Lender dated as of September 22, 1998 ("Security Agreement"); and [iv] all other documents and instruments executed by Borrower in connection with the Loan, each as amended from time to time.

         "Loan Expenses" means all reasonable costs and expenses incurred by Lender in investigating, making and administering the Loan, including but not limited to, [i] attorneys' and paralegals' fees and costs; and [ii] travel, transportation, food, and lodging costs and expenses incurred by Lender and Lender's attorneys and paralegals, but excluding Lender's internal bookkeeping and routine loan servicing costs.

         "Management Agreement" means the Management Agreement between Manager and Tenant.

         "Manager" means [                  ], a corporation organized under
the laws of the State of Delaware.

         "Member" means Manager.

         "Note" means the Amended and Restated Note of even date made by Borrower in favor of Lender for a principal amount equal to the Loan Amount, and any extensions, modifications, substitutions or renewals thereof.

         "Organizational Documents" means [i] for a corporation, its Articles of Incorporation certified by the Secretary of State of the state of organization, as amended to date, and its Bylaws certified by an officer of such corporation, as amended to date; [ii] for a limited partnership, its Certificate of Partnership certified by the Secretary of State of the state of organization, as amended to date, and its Limited Partnership Agreement certified by the general partner of such partnership, as amended to date; and [iii] for a limited liability company, its Certificate of Organization certified by the Secretary of State of the State of Organization, as amended to date and its Operating Agreement certified by the managing member of such limited liability company, as amended to date.

         "Periodic Financial Statements" means the unaudited balance sheet and statement of income of Borrower for the most recent month and quarter.

         "State" means the Commonwealth of Pennsylvania.

         "Tenant" means Borrower.

         "Transaction Documents" means the Loan Documents, Lease Documents, the Management Agreement, and all agreements and documents made between Borrower and Balanced Care or Manager or by Borrower in favor of Balanced Care or Manager; provided, however, Transaction Documents refer only to agreements and documents entered into in connection with any lease within the Current Phase that includes the Lease.

         "Working Capital Budget" means the three year budget of the working capital and operating expenses for the Facility, prepared by Manager and approved by Lender, a copy of which is attached hereto as Exhibit C, and as revised from time to time, subject to the prior written approval of Lender which shall not be unreasonably withheld.

1.3 Incorporation of Amendments. The definition of any agreement, document, or instrument set forth in this Agreement or in any other Loan Document shall be deemed to incorporate all amendments, modifications, and renewals thereof and all substitutions and replacements therefor.

1.4 Exhibits. The following exhibits are attached hereto and incorporated herein:

                      Exhibit A:       Disbursement Schedule
                      Exhibit B:       Disbursement Voucher
                      Exhibit C:       Working Capital Budget
                      Exhibit D:       Pending Litigation
                      Exhibit E:       Documents to be Delivered
                      Exhibit F:       Certificate


                       ARTICLE 2: LOAN AND LOAN DOCUMENTS

2.1 Obligation to Lend. Subject to the terms and upon the conditions set forth in the Loan Documents, Lender shall lend to Borrower up to the Loan Amount. The indebtedness of Borrower to Lender for the Loan is evidenced by the Note.

2.2 Obligation to Repay. Borrower shall repay the Loan in accordance with the terms of the Note and the other Loan Documents.

2.2.1 Term of the Loan. The term of the Loan will expire on the Maturity Date set forth in the Note.

2.2.2 Interest and Payments. Borrower shall make payments in accordance with the Note at the rate set forth in the Note.

2.3 Use of Proceeds. All Loan Advances (less closing costs) shall be used by Borrower solely to fund the Working Capital needs of Borrower for the Facility. In accordance with the Management Agreement, Manager will use the Loan Advances exclusively for the working capital needs of the Facility in accordance with the Working Capital Budget.

2.4 Loan Expenses. At the Closing, Borrower shall pay or reimburse Lender for any Loan Expenses incurred up to the Effective Date. Within 30 days after receipt of an invoice therefor, Borrower shall reimburse Lender for any Loan Expenses incurred by Lender. Lender shall apply proceeds of the Loan, up to the Loan Amount, to pay the Loan Expenses.

2.5 Disbursements.

2.5.1 Loan Advances. For each Loan Advance, Manager, on behalf of Borrower, shall submit to Lender and Borrower a Disbursement Voucher. The amount of each Loan Advance shall be equal to 100% of the amount requested. Lender may make disbursements from time to time but shall not be obligated to disburse more frequently than once in each calendar month and shall not be obligated to disburse until at least seven Business Days following receipt of a Disbursement Voucher.

2.5.2 Disbursement Schedule. Manager estimates that the schedule of Loan Advances will be in accordance with the Disbursement Schedule; provided, however, the actual disbursement dates shall be determined by the dates on which Manager submits a Disbursement Voucher in accordance with the working capital needs of the Facility.

2.5.3 Standby Termination. Lender's obligation to make Loan Advances pursuant to this Agreement shall terminate on the Maturity Date set forth in the Note, unless terminated earlier pursuant to an Event of Default.

2.5.4 [Intentionally Deleted].

2.5.5 Manager. Upon the termination of the Management Agreement, all provisions in this Agreement relating to the Manager shall terminate and Loan Advances will be made to Borrower or its designee and all obligations of Manager hereunder shall be performed by Borrower or such other party approved by Lender.

2.6 Closing. The Closing shall occur on September 22, 1998. Lender may elect to close by exchanging executed counterparts of one or more of the Loan Documents and other closing documents by mail or a national courier service, or by telecopier followed by exchanging documents by mail or national courier service.

                 ARTICLE 3: CONDITIONS PRECEDENT TO DISBURSEMENT

3.1 Conditions Precedent to Initial Disbursement. Borrower shall comply with, and Lender's obligation to disburse the first Loan Advance shall be conditioned upon Borrower's performance of the following conditions precedent:

3.1.1 Lender's Documents. Borrower shall have delivered to Lender fully executed originals of the Transaction Documents and a Disbursement Voucher.

3.1.2 Organizational Documents. Borrower shall have delivered to Lender copies of Borrower's Organizational Documents, in form and substance satisfactory to Lender, and Borrower's resolutions authorizing the Transaction Documents, certified by Borrower to be true and complete and not revoked or amended since the respective dates thereof.

3.1.3 Budget and Schedule. Borrower shall have delivered to Lender the Working Capital Budget and the Disbursement Schedule in form and substance reasonably satisfactory to Lender.

3.1.4 Legal Opinion. Borrower shall have delivered to Lender an opinion of Borrower's counsel in form and substance satisfactory to Lender.

3.1.5 [Intentionally Deleted].

3.1.6 Other Closing Requirements. Borrower shall have satisfied the requirements of Section 3.2.4 and all other closing requirements of the Transaction Documents and the Loan Commitment.

3.2 Conditions Precedent to Each Disbursement. Borrower shall comply with, and Lender's obligation to disburse each Loan Advance after the first Loan Advance shall be conditioned upon Borrower's performance of the following conditions precedent:

3.2.1 Disbursement Voucher. Manager shall have delivered to Lender a Disbursement Voucher in accordance with Section 2.5.1.

3.2.2 Post-Closing Obligations. Borrower shall have satisfied all post-closing obligations under the Loan Documents to be performed as of the date of such Loan Advance request.

3.2.3 Damage and Destruction. The Facility for which the Loan Advance is drawn shall not have been substantially or materially damaged or destroyed, in whole or in part, by fire or other casualty nor shall eminent domain proceedings have been threatened or be pending with respect to a substantial or material part of the Facility.

3.2.4 No Event of Default. There shall be no uncured Event of Default under any Transaction Document or any event which with the giving of notice or the passage of time would constitute an Event of Default.

              ARTICLE 4: BORROWER'S REPRESENTATIONS AND WARRANTIES

         Borrower hereby makes the following representations and warranties, as of the Effective Date and the date of each Loan Advance, to Lender and acknowledges that Lender is making the Loan in reliance upon such representations and warranties. Borrower's representations and warranties shall survive the Closing and, except as specifically provided below, shall continue in full force and effect until Borrower has repaid the Loan in full and performed all other obligations under the Loan Documents.

4.1 Organization and Good Standing. Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

4.2 Power and Authority. Borrower has the power and authority to execute, deliver, and perform Borrower's obligations under the Transaction Documents and has taken all requisite action to authorize the execution, delivery and performance of Borrower's obligations under such documents.

4.3 Enforceability. The Transaction Documents constitute valid and binding obligations of Borrower enforceable in accordance with their terms, except as enforceability may be limited by creditor's rights laws, equitable principles and the effect of judicial discretion.

4.4 No Violation. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents [i] do not conflict with and will not conflict with, and do not result and will not result in a breach of Borrower's Organizational Documents; [ii] do not conflict with and will not conflict with, and do not result and will not result in a breach of, or constitute or will constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under any of the terms, conditions or provisions of any agreement or other instrument or obligation to which Borrower is a party or by which its assets are bound; and [iii] to Borrower's actual knowledge, do not violate any order, writ, injunction, decree, statute, rule or regulation applicable to Borrower.

4.5 No Litigation. Except as disclosed on Exhibit D, [i] there are no actions, suits, proceedings or, to Borrower's actual knowledge, investigations by any governmental agency or regulatory body pending against Borrower; [ii] Borrower has not received written notice of any threatened actions, suits or proceeding or investigations against Borrower at law or in equity, or before any governmental board, agency or authority which, if determined adversely to Borrower, would materially and adversely affect the financial condition of Borrower; [iii] there are no unsatisfied or outstanding judgments against Borrower; [iv] there is no labor dispute materially and adversely affecting the operation or business conducted by Borrower; and [v] Borrower does not have knowledge of any facts or circumstances which might reasonably form the basis for any such action, suit, or proceeding.

4.6 Reports, Statements and Copies. All reports, statements, certificates and other data furnished by Borrower to Lender in connection with the Transaction Documents, or the transactions contemplated thereunder, and all representations and warranties made therein, or any certificate or other instrument delivered in connection therewith, are true and correct in all material respects and do not omit to state any material fact or circumstance necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading as of the date of such information, reports, statements or certificates. The copies of all agreements and instruments submitted to Lender are true, correct and complete copies and include all amendments and modifications of such agreements.

4.7 No Default. As of the Effective Date, there is no existing Event of Default by Borrower under the Transaction Documents and no event has occurred which, with the giving of notice or the passage of time, would constitute or result in such an Event of Default.

4.8 ERISA. All plans [as defined in Section 4021(a) of the Employee Retirement Income Security Act of 1974 as amended or supplemented from time to time ("ERISA")] for which Borrower is an "employer" or a "substantial employer" [as defined in Subsection 3(5) and 4001(a)(2) of ERISA, respectively] are in compliance with ERISA and the regulations and published interpretations thereunder. To the extent Borrower maintains a qualified defined benefit pension plan: [i] there exists no accumulated funding deficiency; [ii] no reportable event and no prohibited transaction has occurred; [iii] no lien has been filed or, to Borrower's actual knowledge, threatened to be filed by the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA; and [iv] Borrower has not been deemed to be a substantial employer as of the Effective Date.

4.9 Chief Executive Office. Borrower maintains its chief executive office and its books and records at the address set forth in the introductory paragraph of this Agreement.

                        ARTICLE 5: AFFIRMATIVE COVENANTS

5.1 Perform Obligations. Borrower shall perform all its obligations under the Transaction Documents.

5.2 Documents and Information.

5.2.1 Furnish Documents. Borrower shall periodically during the term of the Loan deliver to Lender the Annual Financial Statements, Periodic Financial Statements and other documents described on Exhibit E within the specified time periods. With each delivery of Annual Financial Statements and Periodic Financial Statements to Lender, Borrower shall also deliver to Lender a certificate signed by Member in the form of Exhibit F.

5.2.2 Furnish Information. Borrower shall [i] within ten business days after any request therefor, supply Lender with such information concerning its financial condition, affairs and property, as Lender may reasonably request from time to time hereafter; [ii] promptly notify Lender in writing of any condition or event that constitutes a breach or event of default of any term, condition, warranty, representation, or provisions of any Loan Document or any other Transaction Document; [iii] maintain a standard and modern system of accounting; [iv] permit Lender or any of its agents or representatives to have access to and to examine all of its books and records regarding the financial condition of Borrower at any time or times hereafter during business hours; and [v] permit Lender to copy and make abstracts from any and all of said books and records, provided that such copies and abstracts shall not be made available by Lender to anyone other than to governmental authorities, attorneys, auditors, underwriters, credit rating agencies and such other persons for which there is a legitimate business purpose for such disclosure.

5.2.3 Further Assurances and Information. Borrower shall, on request of Lender from time to time, execute, deliver, and furnish documents as may be necessary to fully consummate the transactions contemplated under this Agreement. Within ten business days after a request from Lender, Borrower shall provide to Lender such additional information regarding Borrower or Borrower's financial condition as Lender, or any existing or proposed creditor of Lender, or any auditor or underwriter of Lender, may require from time to time.

5.2.4 Material Communications. Borrower shall transmit to Lender, within five business days after receipt thereof, any communication that may materially and adversely affect Borrower, any existing Facility, the Loan Documents or the Lease Documents and Borrower will promptly respond to Lender's inquiry with respect to such communication. Upon receipt of written notice thereof, Borrower shall promptly notify Lender in writing of any threatened or existing litigation or proceeding against, or investigation of, Borrower or any Facility that may materially and adversely affect the right to operate the Facility or title to the Facility or Lender's interest therein.

5.2.5 Requirements for Financial Statements. Borrower shall meet the following requirements in connection with the preparation of the financial statements: [i] all audited financial statements (if any) shall be prepared in accordance with generally accepted accounting principles consistently applied; [ii] all unaudited financial statements shall be prepared in a manner substantially consistent with prior audited and unaudited financial statements submitted to Lender; [iii] all financial statements shall fairly present the financial condition and performance of Borrower for the relevant period in all material respects; [iv] the financial statements shall include all notes to the audited financial statements and a complete schedule of contingent liabilities and transactions with Affiliates; and [v] the audited financial statements shall contain an unqualified opinion.

5.3 Broker's Commission. Borrower and Lender each represent that it has not incurred an obligation to any broker in connection with the Loan.

5.4 Existence. Borrower shall maintain its existence throughout the term of this Agreement and every other Transaction Document.

5.5 [Intentionally Deleted].

5.6 [Intentionally Deleted].

                          ARTICLE 6: NEGATIVE COVENANTS

         Until the Loan has been paid in full, Borrower shall not do any of the following without the prior written consent of Lender which shall not be unreasonably withheld:

6.1 No Debt. Borrower shall not create, incur, assume, or permit to exist any indebtedness other than indebtedness incurred under the Transaction Documents.

6.2 No Liens. Borrower shall not create, incur, or permit to exist any lien upon or pledge of any interest in Borrower except pursuant to the Transaction Documents.

6.3 No Guaranties. Borrower shall not create, incur, assume, or permit to exist any guarantee of any loan or other indebtedness except for the endorsement of negotiable instruments for collection in the ordinary course of business.

6.4 No Dissolution. Borrower shall not dissolve, liquidate, merge, consolidate or terminate its existence or, except pursuant to and in accordance with the Transaction Documents, sell, assign, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired).

6.5 No Change in Ownership. No change shall occur in the ownership of any equity interest in Borrower except for transfers pursuant to and in accordance with the Transaction Documents or in accordance with Section 8.17 hereof.

6.6 No Investments. Except for investments in tenants of leases included within the Current Phase, Borrower shall not purchase or otherwise acquire, hold, or invest in securities (whether capital stock or instruments evidencing indebtedness) of or make loans or advances to any person, including, without limitation, any shareholder, partner or member of Borrower.

6.7 Subordination of Payments. Borrower shall not make any payments or distributions (including, without limitation, salary, bonuses, fees, principal, interest, dividends, liquidating distributions, management fees, cash flow distributions or lease payments) to any Affiliate or any shareholder, member or partner of Borrower or any Affiliate, or any family member of any such shareholder, member or partner. As long as there is no existing, uncured Event of Default, Borrower may pay the management fees pursuant to the Transaction Documents.

6.8 Change of Location or Name. Borrower shall not change any of the following:
[i] the location of the principal place of business or chief executive office of Borrower, or any office where any of Borrower's books and records are maintained; or [ii] the name under which Borrower conducts any of its business or operations, until Borrower has given Lender 30 days' advance notice and has executed and delivered to Lender all UCC financing statements, amendments and other documents reasonably requested by Lender in connection with such change.

6.9 No Amendments. Borrower shall not consent or agree to any amendment, modification, alteration or termination of any Transaction Document.

                         ARTICLE 7: DEFAULT AND REMEDIES

7.1 Event of Default. Any one or more of the following events shall constitute an "Event of Default" hereunder:

7.1.1 Borrower or Manager fails to pay any amounts to Lender under the Note or any other monetary obligation payable by Borrower or Manager under the Loan Documents within 10 days after the date that such payment is due.

7.1.2 Borrower fails to comply with any covenant set forth in ss.5.4 or Article 6 and Borrower or Manager fails to comply with any covenant set forth in ss.2.3 of this Agreement.

7.1.3 Borrower fails to observe and perform any other covenant, condition or agreement under the Loan Documents to be performed by Borrower and [i] continuance of such failure for a period of 30 days after written notice thereof is given to the Borrower by the Lender; or [ii] if, by reason of the nature of such default the same cannot be remedied within the said 30 days, Borrower fails to proceed with reasonable diligence (reasonably satisfactory to Lender) after receipt of the notice to cure the same or, in any event, fails to cure such default within 60 days after receipt of the notice. The foregoing notice and cure provisions do not apply to any Event of Default otherwise specifically described in any other subsection of Section 7.1.

7.1.4 [i] The filing by Borrower of a petition under 11 U.S.C. or the commencement of a bankruptcy or similar proceeding by Borrower; [ii] the failure by Borrower within 60 days to dismiss any involuntary bankruptcy petition or other commencement of a bankruptcy, reorganization or similar proceeding against Borrower or to lift or stay any execution, garnishment or attachment of the Facility; [iii] the entry of an order for relief under 11 U.S.C. in respect of Borrower; [iv] assignment by Borrower for the benefit of its creditors; [v] the entry by Borrower into an agreement of composition with its creditors; [vi] the approval by a court of competent jurisdiction of a petition applicable to Borrower in any proceeding for its reorganization instituted under the provisions of any state or federal bankruptcy, insolvency, or similar laws; or [vii] appointment by final order, judgment or decree of a court of competent jurisdiction of a receiver of the whole or any substantial part of the properties of Borrower (provided such receiver shall not have been removed or discharged within 60 days of the date of his qualification).

7.1.5 [i] Any receiver, administrator, custodian or other person takes possession or control of all or part of any Facility and continues in possession for 60 days; [ii] any writ against all or part of any Facility is not released within 60 days; [iii] any final, non-appealable judgment is rendered against all or part of any Facility, any Affiliate or Borrower and which is undismissed for 60 days (except as otherwise provided in this section); [iv] all or a substantial part of the assets of Borrower are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors and are not released within 60 days; [v] Borrower is enjoined, restrained, or in any way prevented by court order, or any proceeding is filed or commenced seeking to enjoin, restrain, or in any way prevent Borrower from conducting all or a substantial part of its business or affairs and such proceeding is not released within 60 days; or [vi] if a notice of lien, levy, or assessment is filed of record with respect to all or any part of the property of Borrower and is not dismissed within 30 days.

7.1.6 Any representation or warranty made by Borrower in the Transaction Documents, any security for the Loan, or any report, certificate, application, financial statement or other instrument furnished by Borrower pursuant hereto or thereto shall prove to be false, misleading or incorrect in any material respect as of the date made.

7.1.7 Borrower or any Affiliate defaults on any indebtedness or obligation to Lender or any Lender Affiliate, any agreement with Lender or any Lender Affiliate or any Affiliate Obligation, or Borrower defaults under any Transaction Document, (in each case limited to the indebtedness, obligations, agreements and documents relating to the Current Phase) and any applicable grace or cure period with respect to default under such indebtedness, obligation or agreement expires without such default having been cured. This provision applies to all such indebtedness, obligations and agreements as they may be amended, modified, extended, or renewed from time to time.

7.1.8 Any guarantor (if any) of the Loan dies, dissolves, terminates, is adjudicated incompetent, files a petition in bankruptcy, or is adjudicated insolvent under 11 U.S.C. or any other insolvency law, or fails to comply with any covenant or requirement set forth in the guaranty of such guarantor, and in the case of the death or incompetency of a personal guarantor only, Borrower fails within 30 days to deliver to Lender a substitute guaranty or other collateral reasonably satisfactory to Lender.

7.2 Remedies on Default. Whenever any Event of Default occurs, Lender may, in addition to any other remedies under the Loan Documents, at law or in equity, take any one or more of the following remedial steps concurrently or successively:

7.2.1 Acceleration. Lender may declare the Loan to be immediately due and payable, without presentment of any kind, demand, notice of dishonor, protest, or other notice of any kind, all of which Borrower hereby waives.

7.2.2 Other Remedies. Lender may take whatever action at law or in equity as may appear necessary or desirable to collect any monies then due and/or thereafter to become due.

7.2.3 Waiver. Without waiving any prior or subsequent Event of Default, Lender may waive any Event of Default or, with or without waiving any Event of Default, remedy any default.

7.2.4 Terminate Disbursement. Lender may terminate its obligation to disburse Loan proceeds.

                            ARTICLE 8: MISCELLANEOUS

8.1 Advances by Lender. At any time and from time to time, Lender may incur and/or pay and/or advance costs or expenses: [i] which Lender is authorized or has the right (but not necessarily the obligation) to incur or may incur under any Loan Document or any law; [ii] in exercising any right or remedy provided under any Loan Document or in taking any action which Lender is authorized to take under any Loan Document; [iii] which are required to be paid by Borrower under any Loan Document, but which Borrower fails to pay upon demand; or [iv] from which Borrower is required to hold Lender harmless under any Loan Document, but from which Borrower fails to hold Lender harmless. Any costs, expenses, or advances incurred or paid by Lender as described in this Section 8.1 shall become part of the Loan and, upon demand, shall be paid to Lender together with interest thereon at the Default Rate from the date of disbursement by Lender.

8.2 [Intentionally Deleted].

8.3 Construction of Rights and Remedies and Waiver of Notice and Consent.

8.3.1 Applicability. The provisions of this ss.8.3 shall apply to all rights and remedies provided by any Loan Document or by law or equity.

8.3.2 Waiver of Notices and Consent to Remedies. Unless otherwise expressly provided herein, any right or remedy may be pursued without notice to or further consent of Borrower, both of which Borrower waives.

8.3.3 Cumulative Rights. Each right or remedy under the Loan Documents is distinct from but cumulative to each other right or remedy and may be exercised independently of, concurrently with, or successively to any other rights and remedies.

8.3.4 Extension or Modification of Loan. No extension of time for or modification of amortization of the Loan shall release the liability or bar the availability of any right or remedy against Borrower or any successor in interest, and Lender shall not be required to commence proceedings against Borrower or any successor or to extend time for payment or otherwise to modify amortization of the Loan by reason of any demand by Borrower or any successor.

8.3.5 Right to Select Security. Lender has the right to proceed at its election against all security or against any item or items of such security from time to time, and no action against any item or items of security shall bar subsequent actions against any item or items of security.

8.3.6 Forbearance Not a Waiver. No forbearance in exercising any right or remedy shall operate as a waiver thereof; no forbearance in exercising any right or remedy on any one or more occasion shall operate as a waiver thereof on any further occasion; and no single or partial exercise of any right or remedy shall preclude any other exercise thereof or the exercise of any other right or remedy.

8.3.7 No Waiver. Failure by Lender to insist upon the strict performance of any of the covenants and agreements herein set forth or to exercise any rights or remedies upon default by Borrower hereunder shall not be considered or taken as a waiver or relinquishment for the future of the right to insist upon and to enforce by mandamus or other appropriate legal or equitable remedy strict compliance by Borrower with all of the covenants and conditions hereof, or of the rights to exercise any such rights or remedies, if such default by Borrower is continued or repeated. To the extent permitted by law, any two or more of such rights or remedies may be exercised at the same time.

8.3.8 No Continuing Waivers. If any covenant or agreement contained in the Loan Documents is breached by Borrower and thereafter waived by Lender, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver shall be binding unless it is in writing and signed by Lender. No course of dealing between Lender and Borrower, nor any delay nor omission on the part of Lender in exercising any rights under the Loan Documents, shall operate as a waiver.

8.3.9 [Intentionally Deleted].

8.3.10 No Release. Borrower and any other person now or hereafter obligated for the payment or performance of all or any part of the Note shall not be released from paying and performing under the Note by reason of [i] the failure of Lender to comply with any request of Borrower (or of any other person so obligated), to take action to enforce any of the provisions of the Loan Documents, or [ii] the release, regardless of consideration, of the obligations of any person liable for payment or performance of the Note, or any part thereof, or [iii] any agreement or stipulation extending the time of payment or modifying the terms of the Note, and in the event of such agreement or stipulation, Borrower and all such other persons shall continue to be liable under such documents, as amended by such agreement or stipulation, unless expressly released and discharged in writing by Lender.

8.4 Assignment.

8.4.1 Assignment by Lender. Lender may assign, negotiate, pledge, or transfer this Agreement, the Note and all other Loan Documents to any Lender Affiliate or any other person or entity.

8.4.2 Assignment by Borrower. Borrower shall not assign or attempt to assign its rights nor delegate its obligations under the Loan Documents except in accordance with Section 8.17 hereof.

8.5 Notices. All notices, demands, requests, and consents (hereinafter "notices") given pursuant to the terms of this Agreement shall be in writing, shall be addressed to the addresses set forth in the introductory paragraph of this Agreement and shall be served by [i] personal delivery; [ii] United States mail, postage prepaid; or [iii] nationally recognized overnight courier. All notices shall be deemed to be given upon the earlier of actual receipt or three days after deposit in the United States mail or one business day after deposit with the overnight courier. All notices sent pursuant to this Agreement or any other Loan Document shall be simultaneously sent to Balanced Care at its address as set forth in the Shortfall Agreement. Any notices meeting the requirements of this section shall be effective, regardless of whether or not actually received. Balanced Care, Lender and Borrower may change their notice address at any time by giving the other party notice of such change.

8.6 Entire Agreement. This Agreement and the other Loan Documents constitute the entire agreement between Borrower and Lender relating to the subject matter hereof. No representations, warranties, and agreements have been made by Lender except as set forth in this Agreement and the other Loan Documents. If there is any conflict between the terms and provisions of the Loan Commitment and the terms of this Agreement, this Agreement shall govern.

8.7 Severability. If any term or provision of this Agreement is held or deemed by Lender to be invalid or unenforceable, such holding shall not affect the remainder of this Agreement and the same shall remain in full force and effect.

8.8 Captions and Headings. The captions and headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the intent of any provision thereof.

8.9 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State, without giving effect to the conflict of laws rules thereof.

8.10 Binding Effect. This Agreement will be binding upon and inure to the benefit of the heirs, successors, personal representatives, and permitted assigns of Lender and Borrower.

8.11 Modification. This Agreement may only be modified by a writing signed by both Lender and Borrower. All references to this Agreement, whether in this Agreement or in any other document or instrument, shall be deemed to incorporate all amendments, modifications, and renewals of this Agreement made after the date hereof. If Borrower requests Lender's consent to any change in ownership, merger or consolidation of Borrower, any assumption of the Loan, or any modification of the Loan Documents, Borrower shall provide Lender all relevant information and documents sufficient to enable Lender to evaluate the request. In connection with any such request, Borrower shall pay to Lender a fee in the amount of $2,500.00 and shall pay all of Lender's reasonable attorney's fees and expenses and other reasonable out-of-pocket expenses incurred in connection with Lender's evaluation of Borrower's request, the preparation of any documents and amendments, the subsequent amendment of any documents between Lender and its collateral pool lenders (if applicable), and all related matters. In connection with any proposed change in the ownership of Borrower, or an assumption of the Loan and Lease, relating to a proposed substitution of Borrower, Lender's fee shall be limited to $2,500 for all modifications and consents relating to the Current Phase and made concurrently.

8.12 Construction of Agreement. This Agreement has been prepared by Lender and its professional advisors and reviewed by Borrower and its professional advisors. Lender, Borrower and their advisors believe that this Agreement is the product of all their efforts, it expresses their agreement, and that it shall not be interpreted in favor of either Lender or Borrower or against either Lender or Borrower merely because of their efforts in preparing it.

8.13 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original hereof.

8.14 No Third-Party Beneficiary Rights. Except for Balanced Care, no person not a party to this Agreement shall have or enjoy any rights hereunder and all third-party beneficiary rights are expressly negated. Without limiting the generality of the foregoing, no one other than Borrower, Manager and Balanced Care shall have any rights to obtain or compel a disbursement of proceeds of the Loan hereunder. Notwithstanding any provision to the contrary contained herein or in any other Loan Document, [i] Balanced Care is a third-party beneficiary of this Agreement and the other Loan Documents, [ii] no Loan Document shall be amended without the prior written consent of Balanced Care, and

[iii] Balanced Care shall have the right to enforce the provisions of this Agreement.

8.15 Lender's Authority to Furnish Copies of Loan Documents. Lender may exhibit or furnish the Loan Documents or copies thereof to any potential transferee of the Loan Documents (whether such transfer is absolute or collateral), to any governmental or regulatory authority in connection with any legal, administrative or regulatory proceedings requiring the disclosure of the terms of the Loan Documents, to Lender's attorneys, auditors and underwriters, and to any other person or entity for which there is a legitimate business purpose for such disclosure.

8.16 Lender Merely a Lender.

8.16.1 No Agency. Lender is not and will not be in any way the agent for or trustee of Borrower. Lender does not intend to act in any way for or on behalf of Borrower in disbursing the proceeds of the Loan. Lender does not intend to be and is not and will not be responsible for the completion of any improvements erected or to be erected upon the Leased Property; the payment of bills or any other details in connection with the Leased Property and improvements; any plans and specifications prepared in connection with the Leased Property and improvements; or Borrower's relations with any contractors, subcontractors, materialmen, or laborers performing work or supplying materials for the Leased Property and improvements.

8.16.2 No Obligation to Pay. This Agreement is not to be construed by Borrower or anyone furnishing labor, materials, or any other work or product for improving the Leased Property as an agreement upon the part of Lender to assure that anyone will be paid for furnishing such labor, materials, or any other work or product.

8.16.3 No Responsibility for Construction. Lender is not responsible for construction of the improvements. Notwithstanding inspection of the Leased Property and the improvements, Lender assumes no responsibility for the quality of construction or workmanship or for the architectural or structural soundness of any improvements to be erected upon the Leased Property or for the adherence to or approval of any plans and specifications in connection therewith or for any improvements.

8.17 Substitution of Borrower and/or Tenant. Notwithstanding any provision to the contrary in the Loan Documents or Lease Documents, if [i] Member desires to transfer the equity interest in Borrower, [ii] Borrower desires to assign its rights and obligations under the Loan Documents, or [iii] Tenant desires to assign its rights and obligations under the Lease Documents, in each case to a person or entity ("Transferee") that is not an Affiliate of Borrower, Member, Tenant or Balanced Care and in which Borrower, Member, Tenant and Balanced Care hold no equity interest, the following conditions shall apply:

                  (a) The prior written consent of Lender shall be required but shall not be unreasonably withheld. Lender's review of the proposed Transferee shall include application of Lender's customary underwriting standards.

                  (b) Lender shall have received such documents, instruments, letter of credit amendments and amendments to the Loan Documents and Lease Documents as Lender may reasonably request in connection with such transfer.

                  (c) All parties shall reasonably cooperate and take such actions as may be reasonably requested in order to facilitate the transfer to the Transferee.

                  (d) Lender shall have received reimbursement from Balanced Care for all attorneys' fees and expenses and all other reasonable out-of-pocket expenses incurred in connection with the foregoing.

8.18 Affirmation of Security Agreement. Borrower affirms that the Security Agreement secures repayment of the Loan as evidenced by the Amended and Restated Note and subject to the terms of this Agreement.


               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, Lender and Borrower have executed and delivered this Agreement effective as of the Effective Date.

LENDER:                              [           ]

                                     By: /s/ Erin C. Ibele

                                     Title:  Vice President and
                                             Corporate Secretary


BORROWER:                            FINANCIAL CARE INVESTORS OF
                                     [      ], LLC

                                     By: /s/ Robin L. Barber
                                             Robin L. Barber
                                             Vice President and
                                             Secretary

                              AGREEMENT OF MANAGER

         The undersigned Manager shall comply with all provisions and perform all obligations applicable to Manager set forth in the foregoing Loan Agreement, including, without limitation, Sections 2.3, 2.5, and 5.2.1.

                                     BALANCED CARE AT [         ],
                                     INC.

                                     By: /s/ Robin L. Barber
                                             Robin L. Barber
                                             Vice President and
                                             Secretary